SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                February 19, 2002
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                Date of Report (Date of earliest event reported)


                     UTG Communications International, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                      0-28579                 13-3695294
(State or Other Jurisdiction of       Commission File        (I.R.S. Employer
Incorporation or Organization)           Number             Identification No.)


LIMMATTALATRASSE 10, GEROLDSWIL, SWITZERLAND                  8954
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(Address of Principal Executive Offices)                    (Zip Code)


                                01141-1-749-3103
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               Registrant's telephone number, including area code




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          (Former Name or former Address, if Changed Since Last Report)








Item 2- Acquisition or Disposition of Assets

On September 22, 2001, UTG sold its 100% owned subsidiary Starfon Telecom Services AG to Delsette Financial Inc., which has interests in the Telecom Industry, for CHF10,000 (approx. $5800) to allow the Company to further focus its efforts on the core business of prepaid card services. Starfon was in the business of buying minutes from phone carriers and selling them to private and commercial customers. The Company concluded the operations of Starfon as of September 22, 2001. As a result of the divestment of Starfon, the Company incurred $1,611,997 gain on disposal of discontinued operations for the quarter ended December 31, 2001. Starfon incurred operating losses in the three quarters of fiscal 2002 of $639,181. Starfon is reported separately as a discontinued operation, and prior periods have been restated in the Company's financial statements, related footnotes and the management's discussion and analysis of the Forms 10-QSB for UTG's quarter ended December 31, 2001 to conform to this presentation.

The sale of Starfon was not recorded as a discontinued operation for the fiscal quarter ended September 30, 2001 due to the fact that the Company was still in the business of providing private voice, fax and data management telecommunication services, including the buying of minutes from phone carriers and the sale of same to private and commercial customers ("Selling Minutes"). In the quarter ended December 31, 2001, as a result of the sale of the remaining subsidiary in the Selling Minutes segment, UTG Belgium, the Company recorded the sale of Starfon as a discontinued operation in the results of operations for the 9 months ended December 31, 2001.

On November 15, 2001, the Company sold its 100% owned UTG Communications Belgium NV subsidiary to Delsette Financial Inc. for BEF 10,000 (approx.$220) to allow the Company to further focus its efforts on the core business of prepaid card services. UTG Belgium was in the business of buying minutes from phone carriers and selling them to private and commercial customers. The Company concluded the operations of UTG Belgium as of November 30, 2001. As a result of the divestment of UTG Belgium, the Company incurred $571,336 loss on disposal of discontinued operations for the period ended December 31, 2001. UTG Belgium incurred operating losses for the three quarters of fiscal 2002 of $936,439. UTG Belgium is reported separately as a discontinued operation, and prior periods have been restated in the Company's financial statements, related footnotes and the management's discussion and analysis in the Company's Form 10-QSB for the quarter ended December 31, 2001 to conform to this presentation.



Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS

         (a)  None
         (b)  None
         (c)  None

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

Dated:  February 19, 2002

                                      UTG Communications International, Inc.

                                      By /s/



                                      Name: Ueli Ernest
                                      Title:  President